Exhibit 99.2

         Statement Under Oath of Principal Financial Officer Regarding
            Facts and Circumstances Relating to Exchange Act Filings

I, John B. Zurell, Executive Vice President-Chief Financial Officer of Independence Community Bank Corp., state and attest that:

  (1) To the best of my knowledge, based upon a review of the covered reports of Independence Community Bank Corp., and, except as corrected or supplemented in a subsequent covered report:

       * No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

       * No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

  (2) I have reviewed the contents of this statement with the Company's Audit Committee.

  (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

       * Form 10-K Transition of Independence Community Bank Corp. for the transition period from April 1, 2001 to December 31, 2001.

       * All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Independence Community Bank Corp. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

       *  Any amendments to any of the foregoing.



          /s/ John  B.  Zurell            Subscribed and sworn to before
          __________________              me this 12th day of August 2002
          John  B.  Zurell
          August 12, 2002

                                          /s/ Michael Jordan
                                             ______________________________
                                             Notary Public, State of New York

                                                    My Commission Expires:
                                                    April 21, 2003